UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 30, 2007

DSL.net, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32264	06-1510312
(Commission File Number)	(IRS Employer Identification No.)

50 Barnes Park North, Suite 104
Wallingford, CT	06492
(Address of Principal Executive Offices)	(Zip Code)

(203) 284-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 30, 2007, DSL.net, Inc. (the “Company”) held a special meeting of its common stockholders, for stockholders of record on January 2, 2007, to vote upon the proposal set forth in the Company’s Notice of Special Meeting and Proxy Statement, dated January 8, 2007, a copy of which has been filed with the Securities and Exchange Commission and distributed to the Company’s stockholders. At such special meeting, the Company’s stockholders approved a proposed amendment to the Company’s amended and restated certificate of incorporation, as amended, which increases the Company’s authorized shares of capital stock to 4,020,000,000 shares, consisting of 4,000,000,000 shares of authorized common stock and 20,000,000 shares of authorized preferred stock, and changes the par value of the common stock to $0.0001 per share. A copy of the form of charter amendment so approved, which has been filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.01.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The exhibit listed in the exhibit index following the signature page is filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSL.NET, INC.

Date: February 1, 2007	By:	/s/ Marc R. Esterman
Name: Marc R. Esterman
Title: S.V.P. - Corporate Affairs, General Counsel and Secretary

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EXHIBIT INDEX

3.01	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of DSL.net, Inc., dated January 30, 2007.

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